UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2012

ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

At the Market (“ATM”) Sales Agreement. On January 27, 2012, Acadia Realty Trust (the “Registrant”) entered into an ATM Equity Offering Sales Agreement (the “Sales Agreement”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, which will act as sales agents (the “Sales Agents”) to sell, from time to time, the Registrant’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”), having an aggregate sale price up to $75,000,000, through an “at the market” equity offering program.

Pursuant to the Sales Agreement, the Common Shares may be offered and sold through any of the Sales Agents in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions (including on the New York Stock Exchange), at market prices or as otherwise agreed to with the Sales Agents.  The Sales Agreement provides that each Sales Agent will be entitled to compensation of up to 2.00% of the gross sales price of the Common Shares sold through such Sales Agent.  The Registrant may also sell Common Shares to a Sales Agent as principal for its own account at a price and discount agreed upon at the time of sale pursuant to a separate terms agreement.  The Registrant has no obligation to sell any of the Common Shares under the Sales Agreement and may at any time suspend solicitation and offers under the Sales Agreement.

The Common Shares will be issued pursuant to the Registrant’s shelf registration statement on Form S-3 (File No. 333-157886).  The Registrant filed a prospectus supplement, dated January 27, 2012, with the Securities and Exchange Commission in connection with the offer and sale of the Common Shares being sold pursuant to this offering program.

A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Press Release. On January 27, 2012, the Registrant issued a press release announcing that it had commenced an “at the market” equity offering program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits

1.1	ATM Equity Offering Sales Agreement, dated January 27, 2012, among the Registrant, on the one hand, and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, on the other hand.

99.1	Press Release of the Registrant dated January 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
(Registrant)

Date: January 27, 2012	By:	/s/ Jonathan Grisham
Name: Jonathan Grisham Title: Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

(d)           Exhibits

1.1	ATM Equity Offering Sales Agreement, dated January 27, 2012, among the Registrant, on the one hand, and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, on the other hand.

99.1	Press Release of the Registrant dated January 27, 2012